Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

11.Income Taxes

The provision for income taxes comprises the following (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Current
U.S. federal	$45,348	$51,467	$40,762
U.S. state and local	7,731	7,813	5,961
Foreign	511	386	612
Deferred
U.S. federal, state and local	(6,995)	(3,271)	7,227
Foreign	7	120	15
Total	$46,602	$56,515	$54,577

A summary of the temporary differences that give rise to deferred tax assets/ (liabilities) follows (in thousands):

	December 31,
	2013	2012
Accrued liabilities	$41,434	$32,772
Stock compensation expense	14,866	15,190
Allowance for uncollectible accounts receivable	1,396	1,510
State net operating loss carryforwards	1,495	1,461
Other	800	678
Deferred income tax assets	59,991	51,611
Amortization of intangible assets	(45,941)	(44,201)
Accelerated tax depreciation	(15,379)	(16,536)
Market valuation of investments	(2,279)	(1,569)
Currents assets	(1,459)	(1,600)
Other	(1,949)	(1,671)
Deferred income tax liabilities	(67,007)	(65,577)
Net deferred income tax liabilities	$(7,016)	$(13,966)

 At December 31, 2013 and 2012, state net operating loss carryforwards were $29.4 million and $28.4 million, respectively.  These net operating losses will expire, in varying amounts, between 2014 and 2033.  Based on our history of operating earnings, we have determined that our operating income will, more likely than not, be sufficient to ensure realization of our deferred income tax assets.

A reconciliation of the beginning and ending of year amount of our unrecognized tax benefit is as follows (in thousands):

	2013	2012	2011
Balance at January 1,	$2,646	$2,612	$704
Unrecognized tax benefits due to positions taken in current year	219	219	2,038
Decrease due to expiration of statute of limitations	(1,973)	(185)	(130)
Balance at December 31,	$892	$2,646	$2,612

We file tax returns in the U.S. federal jurisdiction and various states.  The years ended December 31, 2010 and forward remain open for review for federal income tax purposes.  The earliest open year relating to any of our major state jurisdictions is the fiscal year ended December 31, 2008.  During the next twelve months, we do not anticipate a material net change in unrecognized tax benefits.

We classify interest related to our accrual for uncertain tax positions in separate interest accounts.  As of December 31, 2013 and 2012, we have approximately $116,000 and $306,000, respectively, accrued in interest payable related to uncertain tax positions.  These accruals are included in other current liabilities in the accompanying consolidated balance sheet.  Net interest expense related to uncertain tax positions included in interest expense in the accompanying consolidated statement of income is not material.

The difference between the actual income tax provision for continuing operations and the income tax provision calculated at the statutory U.S. federal tax rate is explained as follows (in thousands):

	For the Years Ended December 31,
	2013	2012	2011

Income tax provision calculated using the statutory rate of 35%	$43,340	$51,037	$49,195
State and local income taxes, less federal income tax effect	4,323	4,601	4,733
Uncertain tax position adjustments	(1,782)	-	-
Nondeductible expenses	1,250	1,137	1,062
Other --net	(529)	(260)	(413)
Income tax provision	$46,602	$56,515	$54,577
Effective tax rate	37.6%	38.8%	38.8%

Summarized below are the total amounts of income taxes paid during the years ended December 31 (in thousands):

2013	$55,827
2012	53,436
2011	44,343

Provision has not been made for additional taxes on $35.1 million of undistributed earnings of our domestic subsidiaries.  Should we elect to sell our interest in all of these businesses rather than to effect a tax-free liquidation, additional taxes amounting to approximately $12.9 million would be incurred based on current income tax rates.